6. Trade accounts receivable	12 Months Ended
Dec. 31, 2018
Trade Accounts Receivable
Trade accounts receivable

These are financial assets measured at amortized cost, and refer to accounts receivable from users of telecommunications services, from network use (interconnection) and from sales of handsets and accessories. Accounts receivable are recorded at the price charged at the time of the transaction. The balances of accounts receivable also include services provided and not billed (“unbilled”) until the balance sheet date. Accounts receivable from clients are initially recognized at fair value and subsequently measured at amortized cost using the effective interest rate method less expected credit losses (“impairment”).

The provision for expected credit losses was recognized as a reduction in accounts receivable based on the profile of the subscriber portfolio, the aging of overdue accounts receivable, the economic situation, the risks involved in each case and the collection curve, at an amount deemed sufficient by Management, as adjusted to reflect current and prospective information on macroeconomic factors that affect the customers’ ability to settle the receivables.

The fair value of trade accounts receivable equals the carrying value recorded as at December 31, 2018 and 2017. A portion of the accounts receivable from clients is used to secure the total amount of BNDES borrowing (Note 19).

	2018	2017
Trade accounts receivable	2,969,116	2,567,063

Gross accounts receivable	3,656,044	3,031,808

Billed services	1,733,229	1,390,616
Unbilled services	774,484	610,570
Network use (interconnection)	455,228	367,894
Sale of goods	691,312	661,180
Other accounts receivable	1,791	1,548

Provision for losses on expected accounts	(686,928)	(464,745)

Current portion	(2,838,808)	(2,540,856)
Non-current portion	130,308	26,207

The non-current portion includes the amount of R$103 million related to accounts receivable from other telephone carriers, recorded at present value considering the period and implicit interest rate in the transaction.

Change in losses from expected debts, recorded as an asset reducing account, were as follows:

	2018	2017

Opening balance	464,745	370,452
Effect of the adoption of IFRS 9 (note 2.f)	130,137	-
Set-up of provision	544,881	316,387
Write-off of Provision	(452,835)	(222,094)
Closing Balance	686,928	464,745

The aging of accounts receivable is as follows:

	2018	2017

Total	3,656,044	3,031,808

Falling due	2,459,315	2,028,983
Overdue- 1 to 30 days	308,744	271,560
Overdue - 31 to 60 days	144,309	113,584
Overdue -61 to 90 days	117,759	109,568
Overdue - over than 90 days	625,917	508,113

Previous accounting policy for impairment of trade receivables

In the previous fiscal year, the impairment of receivables was valued based on the incurred loss model. Individual uncollectible receivables were written-off by means of a direct reduction in the carrying value. The remaining receivables were valued on a collective basis in order to determine if there was any objective evidence of impairment incurred that had not been identified yet. For such receivables, the estimated impairment losses were recognized in a separate provision for impairment. The Group considered that there would be evidence of impairment if any of the following indicators were present:

. Debtor facing significant financial difficulties;

. Debtor likely to file for bankruptcy or financial reorganization; and

. Default or delay to make payments (over 90 days overdue).

A provision for impairment of receivables was written off in cases where there were no further expectation of recovery.